Exhibit 10.1

Execution Version

BORROWING BASE REDETERMINATION AGREEMENT,

INCREMENTAL AGREEMENT, AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS BORROWING BASE REDETERMINATION AGREEMENT, INCREMENTAL AGREEMENT, AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2026 is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation and a wholly owned Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), each Issuing Bank, the Swingline Lender, and each of the Lenders.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of January 20, 2026, among Holdings, the Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended and extended hereby upon the occurrence of the Amendment Effective Date and the occurrence (but only if it shall occur) of the Na Kika-Coulomb Implementation Date the “Credit Agreement”); and

WHEREAS, the Borrower has provided the necessary reserve report information (the “Spring 2026 Redetermination Reserve Report”) for the Administrative Agent and the Lenders to complete the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 30, 2026; and

WHEREAS, the Borrower has informed the Administrative Agent, the Issuing Banks and the Lenders that Shell Offshore Inc., a Delaware corporation, as seller (“Shell”), Talos Ocho Energy LLC, a Delaware limited liability company (“Talos Ocho”), and RE Fund V Holdco II Infrastructure, LLC, a Delaware limited liability company (“Ridgewood”, and together with Talos Ocho, the “Buyer”) have entered into a certain Purchase and Sale Agreement executed on June 30, 2026 (the “Shell PSA”) pursuant to which Talos Ocho will acquire Shell’s 50% interest in the Na Kika complex (the “Na Kika Properties”) and the Coulomb complex (the “Coulomb Properties”, and together with the Na Kika Properties, the “Na Kika-Coulomb Properties”) in the Gulf of America (the “Na Kika-Coulomb Acquisitions”); and

WHEREAS, each of Holdings and the Borrower has requested an Incremental Increase in the Total Commitment, to be effective on the Na Kika-Coulomb Implementation Date (as defined in Section 7 of this Amendment), and, in connection therewith, on the Na Kika-Coulomb Implementation Date in accordance with the terms of this Amendment, (i) each of the Increasing Lenders has agreed, severally and not jointly, to increase its respective Commitment under the Credit Agreement to the amount set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I-A and (ii) the Maintaining Lender has agreed to maintain its respective Commitment under the Credit Agreement at the amount set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I-A; and

WHEREAS, in connection with the Na Kika-Coulomb Acquisitions, the Borrower has provided to the Administrative Agent and the Lenders a reserve report dated June 25, 2026 (the “Na Kika Reserve Report”) and a reserve report dated June 26, 2026 (the “Coulomb Reserve Report”), both with respect to the Oil and Gas Properties to be acquired by the Borrower as a result of the Na Kika-Coulomb Acquisitions, and, after reviewing the Spring 2026 Redetermination Reserve Report, the Na Kika Reserve Report, and the Coulomb Reserve Report, the Administrative Agent and the Lenders have recommended increasing the Borrowing Base on and as of the Na Kika-Coulomb Implementation Date from $700,000,000 to $850,000,000 (subject to certain potential reductions as more particularly described in this Amendment); and

WHEREAS, each of Holdings and the Borrower desires to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Existing Credit Agreement provides that Holdings, the Borrower, the Issuing Banks and the Lenders may amend the Existing Credit Agreement and the other Credit Documents in accordance with the provisions thereof;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Existing Credit Agreement. For purposes of this Amendment, (i) “Increasing Lender” shall mean each Lender other than Mizrahi Tefahot Bank Ltd. and (ii) “Maintaining Lender” shall mean Mizrahi Tefahot Bank Ltd.

SECTION 2. Reaffirmation of the Borrowing Base.

(a) On the Amendment Effective Date, the Borrower and the Lenders party hereto agree that (i) on and as of the Amendment Effective Date, the Borrowing Base shall be maintained at $700,000,000 and (ii) the Borrowing Base, as reaffirmed by the foregoing clause (i) shall remain in effect until such time as the Borrowing Base is otherwise redetermined or adjusted pursuant to the terms of the Credit Agreement or upon the occurrence of the Na Kika-Coulomb Implementation Date pursuant to this Amendment, in which case the Borrowing Base shall increase in accordance with Section 10 hereof.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to Section 2(a) hereof shall constitute the regularly Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 30, 2026 and shall not constitute an interim redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.

SECTION 3. Representations and Warranties, Etc. To induce the Administrative Agent, the Lenders and Issuing Banks to enter into this Amendment, the Borrower and Holdings represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders that on and as of the Amendment Effective Date:

(a) each representation and warranty made by any Credit Party contained in the Existing Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b) each Credit Party executing this Amendment has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(c) the Existing Credit Agreement and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) no Default, Event of Default or Borrowing Base Deficiency exists under the Existing Credit Agreement or any of the other Credit Documents.

SECTION 4. Ratification; Reaffirmation of Security Documents.

(a) Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, on and as of the Amendment Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (ii) all of the Obligations under the Existing Credit Agreement and the other Credit Documents.

(b) Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document, and agrees that each such Security Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.

SECTION 5. Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon (i) receipt by the Administrative Agent of executed counterparts of this Amendment from Holdings, the Borrower, each other Credit Party, the Administrative Agent, each Lender, each Issuing Bank and the Swingline Lender and (ii) the execution of the Shell PSA.

SECTION 6. Amendments to Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement shall be, and is hereby, amended as follows:

(a) Section 1.1 is hereby amended by inserting the following defined terms where alphabetically appropriate:

“First Amendment” shall mean that certain Borrowing Base Redetermination Agreement, Incremental Agreement and First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2026, by and among Holdings, the Borrower, each other Credit Party, the Administrative Agent, the Issuing Banks, the Swingline Lender and the Lenders.

“Full Special Na Kika-Coulomb Redemption” shall mean the redemption of Permitted Incremental Junior Lien Debt incurred by the Borrower in connection with the Na Kika-Coulomb Acquisition in a principal amount not to exceed $175,000,000 which is redeemable in the event that the Na-Kika Coulomb Acquisition is not consummated on or before the Na Kika-Coulomb Acquisition Outside Date.

“Na Kika-Coulomb Acquisition” shall mean the consummation of the transaction described in the Na Kika-Coulomb Purchase Agreement, pursuant to which the Borrower will acquire, directly or indirectly, the Na Kika-Coulomb Properties.

“Na Kika-Coulomb Acquisition Outside Date” shall mean December 31, 2026.

“Na Kika-Coulomb Implementation Date” shall have the meaning provided in the First Amendment.

“Na Kika-Coulomb Properties” shall mean those Oil and Gas Properties comprising the Na Kika complex or the Coulomb complex that are ultimately acquired by the Borrower or any other Credit Party pursuant to the Na Kika-Coulomb Purchase Agreement.

“Na Kika-Coulomb Purchase Agreement” shall mean that certain Purchase and Sale Agreement, dated as of June 30, 2026, by and among Shell Offshore Inc., a Delaware corporation, as seller, and Talos Ocho Energy LLC, a Delaware limited liability company, and RE Fund V Holdco II Infrastructure, LLC, a Delaware limited liability company, as buyers.

“Partial Special Na Kika-Coulomb Redemption” shall mean the redemption of Permitted Incremental Junior Lien Debt incurred by the Borrower in connection with the Na Kika-Coulomb Acquisition in a principal amount not to exceed $175,000,000 which is redeemable in the event that (a) the Na Kika-Coulomb Acquisition is consummated on or before the Na Kika-Coulomb Acquisition Outside Date and (b) any applicable joint interest owner in the Na Kika complex that has a right of first refusal with respect to Shell’s disposition of its interest in the Na Kika complex gives notice to Shell that it is exercising such right of first refusal.

“Special Na Kika-Coulomb Redemption” shall mean either the Partial Special Na Kika-Coulomb Redemption or the Full Special Na Kika-Coulomb Redemption.

(b) Section 2.14(e) is hereby amended by inserting into the first parenthetical immediately after “other than”, “(x) so long as the Na Kika-Coulomb Implementation Date, and, if applicable, the Special Na Kika-Coulomb Redemption, occurs on or before the Na Kika-Coulomb Acquisition Outside Date, any Permitted Incremental Junior Lien Debt or Permitted Additional Debt, in either case, incurred by the Borrower in connection with the Na Kika-Coulomb Acquisition (including any amounts subject to the Special Na Kika-Coulomb Redemption) and to pay any fees, underwriting discounts, premiums and other costs and expenses incurred in connection with the foregoing (including in connection with the Na Kika-Coulomb Acquisition) and (y)”.

(c) Section 10.1(c) is hereby amended by deleting the reference to “$1,250,000,000” therein and inserting in place thereof, “(i) $1,625,000,000, (ii) if the Partial Special Na Kika-Coulomb Redemption occurs on or prior to the Na Kika-Coulomb Acquisition Outside Date, $1,450,000,000, or (iii) if the Na Kika-Coulomb Implementation Date does not occur on or before the Na Kika-Coulomb Acquisition Outside Date, 1,250,000,000”.

SECTION 7. Na Kika-Coulomb Implementation Date. The agreements set forth in Sections 8, 9, 10 and 11 of this Amendment shall become effective on the first date on which each of the conditions set forth in this Section 7 is satisfied (or waived in writing by each of the Lenders and each Issuing Bank) (such date, the “Na Kika-Coulomb Implementation Date”):

(a) Promissory Notes. To the extent requested by any Lender, the Borrower shall have executed and delivered to the Administrative Agent a promissory note payable to such Lender.

(b) Resolutions; Organizational Documents; Secretary’s Certificates. The Administrative Agent shall have received, in the case of each Credit Party, each of the items referred to in subclauses (i), (ii) and (iii) below:

(i) the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Credit Party, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the continued existence and good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Credit Party as of a recent date from such Secretary of State (or other similar official);

(ii) a certificate of the Secretary, an Assistant Secretary or similar officer of each Credit Party dated the Na Kika-Coulomb Implementation Date and certifying:

(A) that either (x) attached thereto is a true and complete copy of the bylaws, partnership agreement, limited liability company agreement or other equivalent governing documents, as applicable, of such Credit Party as in effect on the Na Kika-Coulomb Implementation Date or (y) no amendments, supplements or modifications have been made to such Credit Party’s bylaws, partnership agreement, limited liability company agreement or other equivalent governing documents since the date on which such Credit Party most recently delivered a certified copy of such Credit Party’s bylaws, partnership agreement, limited liability company agreement or other equivalent governing documents to the Administrative Agent,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing general partner, managing member or equivalent) of such Credit Party authorizing the execution, delivery and performance of this Amendment and each other Credit Document to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended since the date of their adoption and are in full force and effect on the Na Kika-Coulomb Implementation Date,

(C) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation or certificate of formation of such Credit Party has not been amended since the date of their certification by the Secretary of State (or other similar official) of the jurisdiction of its organization as described in subclause (i) above, and

(D) as to the absence of any pending proceeding for the dissolution or liquidation of such Credit Party; and

(iii) a certificate as to the incumbency and specimen signature of each officer authorized to execute any Credit Document or any other document delivered in connection herewith or therewith on behalf of such Credit Party (and including the incumbency and specimen signatures of each officer providing the certificate delivered pursuant to subclause (ii) above).

(c) Termination of Liens, Other Third Party Rights. The Administrative Agent shall be reasonably satisfied that concurrently with (or prior to) the Na Kika-Coulomb Implementation Date, any Liens encumbering the Na Kika-Coulomb Properties shall have been released, any required consents or agreements by a third party shall have been obtained, and any applicable right of first refusal or other third party right affecting the Na Kika-Coulomb Properties shall have expired.

(d) Notice of Borrowing. If the Borrower intends to use the proceeds of any Borrowings to consummate the Na Kika-Coulomb Acquisitions (or for any other purpose permitted by the Credit Agreement) on the Na Kika-Coulomb Implementation Date, the Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.3 of the Credit Agreement with respect to any such Borrowings.

(e) Certificate Regarding Consummation of Acquisitions. The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying that (i) the Na Kika-Coulomb Acquisitions have been consummated, or concurrently with the Na Kika-Coulomb Implementation Date (including after giving effect to the application of the proceeds of any Borrowings to be made on the Na Kika-Coulomb Implementation Date, if any), will be consummated, in all material respects in accordance with the terms of the Shell PSA, without giving effect to any modification, consent or waiver thereto that is materially adverse to the interests of the Administrative Agent, the Collateral Agent, the Lenders or the Issuing Banks (each, in their capacities as such) without the consent of each of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks, (ii) both before and after giving effect to the consummation of the Na Kika-Coulomb Acquisitions and the transactions contemplated thereby and by this Amendment, each representation and warranty made by any Credit Party contained in the Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Na Kika-Coulomb Implementation Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date and (iii) both before and after giving effect to the consummation of the Na Kika-Coulomb Acquisitions and the transactions contemplated thereby and by this Amendment, no Default, Event of Default or Borrowing Base Deficiency exists under the Credit Agreement or any of the other Credit Documents.

(f) Title. The Administrative Agent shall have received satisfactory title information with respect to the Na Kika-Coulomb Properties.

(g) Additional Collateral.

(i) Talos Ocho Subsidiary. To the extent applicable, the Collateral Agent shall have received from an Authorized Officer of Talos Ocho (A) an executed and delivered supplement to the Guarantee, substantially in the form of Exhibit I thereto, pursuant to which Talos Ocho shall become a Guarantor, (B) an executed and delivered supplement to the Collateral Agreement, substantially in the form of Exhibit I thereto, pursuant to which Talos Ocho shall become a grantor and a pledgor thereunder, and (C) an executed and delivered joinder to the Intercompany Note.

(ii) Pledge of Talos Ocho Equity Interests and Indebtedness. To the extent applicable, the Collateral Agent shall have received from an Authorized Officer of the Borrower (A) an executed and delivered supplement to the Collateral Agreement, substantially in the form of Exhibit I thereto, pursuant to which the Borrower shall, subject to any applicable limitations set forth in the Collateral Agreement, pledge (i) all of the Equity Interests (other than any Excluded Equity Interests) of Talos Ocho and (ii) except with respect to intercompany Indebtedness, all evidences of Indebtedness for borrowed money in a principal amount in excess of $20,000,000 (individually) that is owing to the Borrower or any Guarantor (which shall be evidenced by a promissory note) and (B) all certificates, if any, representing such securities pledged under the Collateral Agreement pursuant to this subclause (ii), accompanied by instruments of transfer and/or undated powers endorsed in blank.

(iii) Mortgages. The Collateral Agent shall receive Mortgages and any ancillary documents required by any local jurisdiction for the recordation of such Mortgages (including, but not limited to, tax petitions, supporting affidavits, or orders), executed and delivered by a duly Authorized Officer of each applicable Credit Party in sufficient counterparts for the prompt recordation thereof the Na Kika-Coulomb Properties (or the Coulomb Properties if any right of first refusal is exercised), or other Oil and Gas Properties of the Credit Parties such that, after giving effect to the Mortgages together with the PV-10 of the Mortgaged Properties that were encumbered by a previously delivered Mortgage, the Collateral Coverage Minimum is satisfied.

(iv) Financing Statements. All Uniform Commercial Code or other applicable personal property and financing statements reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Security Document and perfect such Liens to the extent required by, and with the priority required by, such Security Document shall have been delivered to the Collateral Agent for filing, registration or recording and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Liens permitted under Section 10.2 of the Credit Agreement.

(h) Intercreditor Agreement. The Administrative Agent shall have received a written notice from the Borrower designating any additional debt issued in connection with the Na Kika-Coulomb Acquisitions (the “Na Kika-Coulomb Acquisition Debt”) as an additional “Second Lien Facility” under (and as defined in) the Intercreditor Agreement and a joinder agreement to the Intercreditor Agreement (or other appropriate acknowledgment or amendment documentation) in form and substance reasonable acceptable to the Administrative Agent executed and delivered by the representative(s) of the Na Kika-Coulomb Acquisition Debt designating the Na Kika-Coulomb Acquisition Debt as Second Lien Obligations, in each case, in accordance with the Intercreditor Agreement.

(i) Legal Opinion. The Administrative Agent shall have received a written opinion of (i) Paul Hastings LLP, counsel to the Credit Parties, and (ii) local counsel in each jurisdiction where a Mortgage delivered pursuant to Section 7(g)(iii) of this Amendment is expected to be recorded to perfect first priority Liens on any Oil & Gas Properties, in each case (A) dated as of the Na Kika-Coulomb Implementation Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Lenders and each Issuing Bank and (C) in form and substance reasonably satisfactory to the Administrative Agent. The Borrower the other Credit Parties hereby instruct such counsels to deliver such legal opinions.

(j) Fees and Expenses. The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee letter entered into by the Borrower (or one or more of its Affiliates) and the Administrative Agent (or one or more of its Affiliates).

The Administrative Agent shall notify the Borrower and the Lenders of the Na Kika-Coulomb Implementation Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the Na Kika-Coulomb Implementation Date shall not occur unless each of the foregoing conditions is satisfied (or waived) on or before December 31, 2026 (and, in the event such conditions are not so satisfied or waived, the agreements set forth in Sections 8, 9, 10 and 11 of this Amendment shall be null and void).

SECTION 8. Amendment of Lenders Commitments. If the Na Kika-Coulomb Implementation Date occurs, then by its execution and delivery of this Amendment:

(a) on the Na Kika-Coulomb Implementation Date, the Total Commitment of the Lenders and the Commitment Percentages of each Lender shall be adjusted to the amount set forth opposite each such Lender’s respective name on the revised Schedule 1.1(a) attached hereto as Annex I-A, which amends and restates Schedule 1.1(a) in its entirety on the Na Kika-Coulomb Implementation Date; provided that, if, in accordance with Section 10, an applicable joint interest owner in the Na Kika Properties that has a right of first refusal with respect to Shell’s disposition of its interest in the Na Kika Properties gives notice to Shell that it is exercising such right of first refusal and the Borrowing Base increases from $700,000,000 to $800,000,000 (instead of $850,000,000), then the Total Commitment of the Lenders shall be increased ratably among the Lenders in accordance with each Lender’s Commitment Percentages set forth on the revised Schedule 1.1(a) attached hereto as Annex I-A; and

(b) on and as of the Amendment Effective Date, each Lender represents and warrants, severally and not jointly, to the Administrative Agent and each Issuing Bank that such Lender has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; and

(c) by its execution and delivery of this Amendment, the Administrative Agent, the Swingline Lender and each Issuing Bank hereby consent to the increase in Commitments of the Lenders on the Na Kika-Coulomb Implementation Date as provided for herein.

SECTION 9. Renewal and Continuation of Existing Loans; Assignment and Assumption; Waiver of Assignment Fees.

(a) As of the Na Kika-Coulomb Implementation Date, all of the Loans and participations in L/C Obligations and Swingline Loans outstanding under the Existing Credit Agreement immediately prior to the Na Kika-Coulomb Implementation Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued under the Credit Agreement and shall be Loans and participations in L/C Obligations and Swingline Loans outstanding under the Credit Agreement. On the Na Kika-Coulomb Implementation Date, each Increasing Lender shall purchase a pro rata portion of the outstanding Loans (including participations in L/C Obligations and Swingline Loans) of the Maintaining Lender immediately prior to the Na Kika-Coulomb Implementation Date such that each Lender shall hold its respective Commitment Percentage of the outstanding Loans (and participation interests in L/C Obligations and Swingline Loans) as reflected in the revised Schedule 1.1(a) attached hereto as Annex I-A.

(b) The Administrative Agent hereby waives any fee (including any assignment, processing or recordation fee) that may be due pursuant to Section 13.6 of the Credit Agreement in connection with the assignment of Loans and participations of L/C Obligations and Swingline Loans pursuant to this Amendment.

(c) This Amendment is executed and delivered by Lenders, the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Bank in lieu of the execution and delivery of an Incremental Agreement otherwise contemplated in Section 2.16(c) of the Credit Agreement.

SECTION 10. Borrowing Base Increase. If the Na Kika-Coulomb Implementation Date occurs, then on the Na Kika-Coulomb Implementation Date, the Borrower and the Lenders party hereto agree that the Borrowing Base shall be, and hereby is, increased from $700,000,000 to $850,000,000, provided that if any applicable joint interest owner in the Na Kika Properties that has a right of first refusal with respect to Shell’s disposition of its interest in the Na Kika Properties gives notice to Shell that it is exercising such right of first refusal, then the Borrowing Base shall be increased from $700,000,000 to $800,000,000 (instead of $850,000,000), in either case as applicable, until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 11. Amendments to Existing Credit Agreement. If the Na Kika-Coulomb Implementation Date occurs, then on the Na Kika-Coulomb Implementation Date, the Existing Credit Agreement shall be, and is hereby, amended as follows:

(a) The definition of “Consolidated Total Debt” in Section 1.1 is hereby amended by deleting the reference to “$50,000,000” therein and inserting in place thereof, “$87,500,000”.

(b) The definition of “Monthly Hedged Volume Component” in Section 1.1 is hereby amended and restated, in its entirety, to provide as follows:

“Monthly Hedged Volume Component” shall mean, (a) for any month occurring during the first four (4) full fiscal quarters following a Minimum Hedging Compliance Date, (i) the total reasonably anticipated projected production of oil and, if total reasonably anticipated projected production of natural gas exceeds thirty-five percent (35%) of the Credit Parties’ reasonably anticipated aggregate projected production of oil, natural gas and natural gas liquids for any applicable full fiscal quarter, natural gas, calculated separately, in each case, from the Credit Parties’ Proved Developed Producing Reserves evaluated in the Reserve Report most recently delivered to the Administrative Agent for such month multiplied by (ii) (A) with respect to the months of August, September or October in any such fiscal quarter, 25%, (B) with respect to the months of July or November in any such fiscal quarter, 45%, and (C) with respect to any other month, 50%, and (b) if the Consolidated Total Debt to EBITDAX Ratio as of the last day of any Minimum Hedging Compliance Date is greater than or equal to 1.25 to 1.00, for any month occurring during the fifth (5th) and sixth (6th) full fiscal quarters following such Minimum Hedging Compliance Date, (i) the total reasonably anticipated projected production of oil and, if total reasonably anticipated projected production of natural gas exceeds thirty-five percent (35%) of the Credit Parties’ reasonably anticipated aggregate projected production of oil, natural gas and natural gas liquids for any applicable full fiscal quarter, natural gas, calculated separately, in each case, from the Credit Parties’ Proved Developed Producing Reserves evaluated in the Reserve Report most recently delivered to the Administrative Agent for such month multiplied by (ii) (A) with respect to the months of August, September or October in any such fiscal quarter, 20% or (B) with respect to any other month, 25%. Notwithstanding the foregoing, except for those Hedge Transactions required by Section 12 of the First Amendment, reasonably anticipated projected production from the Credit Parties’ Proved Developed Producing Reserves shall not include reasonably anticipated projected production attributable to the Na Kika-Coulomb Properties for any calendar month or fiscal quarter prior to December 31, 2027.

(c) Section 9.14(c) is hereby amended by deleting the word “and” at the end of the existing clause (v) therein, replacing the period at the end of existing clause (vi) therein with “; and”, and inserting the following new clause (vii) immediately after the existing clause (vi) therein:

(vii) except as set forth in such certificate, the total reasonably anticipated projected production of natural gas for each of the six (6) full fiscal quarters immediately following the date of delivery of such certificate does not exceed thirty-five percent (35%) of the Credit Parties’ reasonably anticipated aggregate projected production of oil, natural gas and natural gas liquids for any such applicable full fiscal quarter.

(d) Schedule 1.1(a) of the Credit Agreement is hereby amended and restated, in its entirety, by Schedule 1.1(a) attached hereto as Annex I-A, subject to any reallocation in connection with any assignments by the Lenders pursuant to Section 13.6 of the Credit Agreement; and

(e) Schedule 1.1(h) of the Credit Agreement is hereby amended and restated, in its entirety, by Schedule 1.1(h) attached hereto as Annex I-B, subject to any reallocation in connection with any assignments by the Issuing Banks pursuant to Section 13.6 of the Credit Agreement.

SECTION 12. Post-Implementation Date Covenant. If the Na Kika-Coulomb Implementation Date occurs in accordance with Section 7 of this Amendment, then within thirty (30) days after the Na Kika-Coulomb Implementation Date (or such later date as the Administrative Agent may agree to in its sole discretion), the Borrower shall deliver to the Administrative Agent evidence that it has entered into Hedge Transactions that satisfy the requirements of Section 9.19 of the Credit Agreement (without giving effect to the last sentence of the definition of “Monthly Hedge Volume Component”) with respect to the reasonably anticipated volumes of production attributable to the Na Kika-Coulomb Properties acquired pursuant to the Na Kika-Coulomb Acquisition, when aggregated with all other volumes hedged in accordance with Section 9.19 of the Credit Agreement, for the period of at least twelve full calendar months commencing after the date of such delivery.

SECTION 13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 14. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Integration. This Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 17. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Existing Credit Agreement and the Credit Agreement, as applicable (including any Affiliate of each Issuing Bank that issues any Letter of Credit).

SECTION 18. Miscellaneous. (a) On and after the Amendment Effective Date, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by Section 6 of this Amendment, (b) on and after the Na Kika-Coulomb Implementation Date, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by Sections 8, 9, 10 and 11 of this Amendment, and (c) this Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and the Credit Agreement, as applicable, and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement and the Credit Agreement, as applicable.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Amendment Effective Date.

TALOS ENERGY INC., as Holdings

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

TALOS PRODUCTION INC., as the Borrower

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

CKB PETROLEUM, LLC,
STONE ENERGY HOLDING, L.L.C.,
TALOS ENERGY HOLDINGS LLC,
TALOS ENERGY INTERNATIONAL LLC,
TALOS ENERGY LLC,
TALOS ENERGY OFFSHORE LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ERT LLC,
TALOS EXPLORATION LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS GULF COAST ONSHORE LLC,
TALOS OIL AND GAS LLC,
TALOS PETROLEUM LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS RESOURCES LLC,
TALOS THIRD COAST LLC,
TALOS ENERGY VENTURES, LLC,
TALOS ENERGY VENTURES HOLDING, LLC,
TALOS ENERGY VENTURES GOM LLC,
TALOS QN LLC,
TALOS QN EXPLORATION LLC,
as Credit Parties

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank, the Swingline Lender and as a Lender

By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Authorized Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

Capital One, National Association, as a Lender and an Issuing Bank

By:	/s/ Jason Groll
Name:	Jason Groll
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

DNB Capital LLC, as a Lender

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Managing Director

By:	/s/ Aleksander Lende
Name:	Aleksander Lende
Title:	Associate Director

DNB Bank ASA, New York Branch, as an Issuing Bank

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Managing Director

By:	/s/ Aleksander Lende
Name:	Aleksander Lende
Title:	Associate Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

KeyBank National Association,
as a Lender and an Issuing Bank

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

Mizuho Bank, Ltd.,
as a Lender and an Issuing Bank

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Katie Hammons
Name:	Katie Hammons
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

Deutsche Bank AG, New York Branch,
as a Lender

By:	/s/ Timon Moeller
Name:	Timon Moeller
Title:	Assistant Vice President

By:	/s/ Konni Geppert
Name:	Konni Geppert
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Andrew Vernon
Name:	Andrew Vernon
Title:	Authorized Signatory

Signature Page to First Amendment to Amended and Restated Credit Agreement

Mizrahi Tefahot Bank Ltd.,
as a Lender

By:	/s/ Aram Song
Name:	Aram Song
Title:	SVP & CCO

By:	/s/ Amir Morad
Name:	Amir Morad
Title:	VP U.S. Syndications Manager

Signature Page to First Amendment to Amended and Restated Credit Agreement